UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2022

Frontier Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4545 Airport Way

Denver, CO 80239

(720) 374-4550

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On July 27, 2022, Frontier Group Holdings, Inc., a Delaware corporation (“Frontier”), and Spirit Airlines, Inc., a Delaware corporation (“Spirit”) mutually terminated that certain Agreement and Plan of Merger, dated as of February 5, 2022 (as amended, the “Merger Agreement”), by and among Frontier, Spirit and Top Gun Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of Frontier pursuant to the terms of a Termination Agreement among the parties dated as of July 27, 2022 (the “Termination Agreement”). Consistent with Merger Agreement, the Termination Agreement provides for the reimbursement by Spirit of $25 million of transaction expenses incurred by Frontier. The Termination Agreement is filed herewith as Exhibit 2.1 and incorporated herein by this reference.

The material terms of the Merger Agreement were previously disclosed on a Form 8-K filed by Frontier with the U.S. Securities and Exchange Commission (“SEC”) on February 7, 2022 and amended on February 9, 2022, as well as in amendments filed on Form 8-K on June 3, 2022 and June 27, 2022.

Item 7.01	Regulation FD Disclosure.

On July 27, 2022, Frontier issued a press release in connection with the termination of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by this reference.

Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Termination Agreement, dated July 27, 2022

99.1	Press Release of Frontier, dated July 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: July 27, 2022	By:	/s/ Howard M. Diamond
Howard M. Diamond
General Counsel and Secretary